THE KP FUNDS

                          KP INTERNATIONAL EQUITY FUND
                                  (THE "FUND")

                       SUPPLEMENT DATED JANUARY 30, 2018
          TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED
                           (THE "SUMMARY PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
   THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY
                                  PROSPECTUS.

The Board of Trustees of The KP Funds has approved a new investment sub-advisory agreement between Callan and William Blair Investment Management, LLC ("William Blair"), with respect to the Fund. In connection with the approval, William Blair now serves as sub-adviser to the Fund.

Accordingly, effective immediately, the Summary Prospectus is hereby amended and supplemented as follows:

1. THE SECOND SENTENCE OF THE FIRST PARAGRAPH OF THE FUND'S "PRINCIPAL INVESTMENT STRATEGIES" SECTION IS DELETED AND REPLACED WITH THE FOLLOWING:

For purposes of the Fund's 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities.

2. THE LAST SENTENCE OF THE THIRD PARAGRAPH OF THE FUND'S "PRINCIPAL INVESTMENT STRATEGIES" SECTION IS DELETED AND REPLACED WITH THE FOLLOWING:

Each of the seven Sub-strategies is described below:

3. THE FOLLOWING IS ADDED AT THE END OF THE FUND'S "PRINCIPAL INVESTMENT STRATEGIES" SECTION:

Active Emerging Markets Equity #2: William Blair Investment Management, LLC ("William Blair") manages a portion of the Fund's assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 23 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy's assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution.

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In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the sector and geographic diversification based upon William Blair's ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

4. THE FOLLOWING IS ADDED IN THE APPROPRIATE ALPHABETICAL ORDER OF THE FUND'S "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION:

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC:

Todd M. McClone, CFA, a Partner of William Blair, has managed the portion of the Fund's assets allocated to William Blair since 2017.

Jack Murphy, CFA, a Partner of William Blair, has managed the portion of the Fund's assets allocated to William Blair since 2017.

Jeffrey A. Urbina, CFA, a Partner of William Blair, has managed the portion of the Fund's assets allocated to William Blair since 2017.

5. WITH RESPECT TO THE FUND, ALL REFERENCES TO THE "ACTIVE EMERGING MARKETS EQUITY" ARE DELETED AND REPLACED WITH "ACTIVE EMERGING MARKETS EQUITY #1."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-036-0100